UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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Starbucks Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STARBUCKS CORPORATION 2401 UTAH AVENUE SOUTH SEATTLE, WASHINGTON 98134	Your Vote Counts! STARBUCKS CORPORATION 2023 Annual Meeting of Shareholders Vote by March 22, 2023 11:59 PM Eastern Time

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You invested in STARBUCKS CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 23, 2023.

Get informed before you vote
View the Notice of Annual Meeting, Proxy Statement, and Fiscal 2022 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 9, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* March 23, 2023 10:00 AM Pacific Time
Virtually at: www.virtualshareholdermeeting.com/SBUX2023

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Richard E. Allison, Jr.	For
1b.	Andrew Campion	For
1c.	Beth Ford	For
1d.	Mellody Hobson	For
1e.	Jørgen Vig Knudstorp	For
1f.	Satya Nadella	For
1g.	Laxman Narasimhan	For
1h.	Howard Schultz	For
2.	Approval, on a nonbinding basis, of the compensation paid to our named executive officers	For
3.	Approval, on a nonbinding basis, of the frequency of future advisory votes on executive compensation	Year
4.	Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2023	For
5.	Report on Plant-Based Milk Pricing	Against
6.	CEO Succession Planning Policy Amendment	Against
7.	Annual Reports on Company Operations in China	Against
8.	Assessment of Worker Rights Commitments	Against
9.	Creation of Board Committee on Corporate Sustainability	Against

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